SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 1997

                 Salomon Brothers Mortgage Securities VII, Inc.,
         Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law
of Pooling and
Servicing Agreement)               333-14225-09           52-2009654, 52-2009655
(State or other jurisdiction        (Commission                 (I.R.S. Employer
of incorporation or organization)   File Number              Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On   August 25, 1997,   a   distribution   was   made  to holders of The Salomon
Brothers   Mortgage   Securities   VII, Inc.,   Asset-Backed   Floating     Rate
Certificates, Series 1997-LB1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly     report    distributed    to   holders of Asset-Backed
               Floating Rate    Certificates,  Series  1997-LB1  Trust, relating
               to the August 25, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed
                Floating Rate Certificates, Series 1997-LB1 Trust
                                  (Registrant)

                           By:    Norwest Bank of Minnesota, N.A.
                                  as Trustee
                           By:    /s/Sherri J. Sharps
                         Name:    Sherri J. Sharps
                        Title:    Vice President
                         Date:    September 2, 1997


                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly     report   distributed   to   holders   of Asset-Backed
               Floating Rate Certificates, Series 1997-LB1 Trust, relating to the August 25, 1997, distribution.